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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): May 12, 2004

                            COMSTOCK RESOURCES, INC.

               (Exact Name of Registrant as Specified in Charter)


      STATE OF NEVADA                             000-16741                           94-1667468

(State or other jurisdiction              (Commission File Number)                 (I.R.S. Employer
     incorporation)                                                              Identification Number)
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                         5300 Town And Country Boulevard
                                    Suite 500
                               Frisco, Texas 75034
                    (Address of principal executive offices)

                                 (972) 668-8800
                          (Registrant's Telephone No.)


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Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On May 11, 2004, Comstock Resources, Inc. ("Comstock") announced that its stockholders had elected Nancy E. Underwood to fill a vacant seat on its board of directors. A copy of the press release announcing Comstock's newly elected board member is attached hereto as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

         99.1 Press Release dated May 11, 2004 regarding the Registrant's newly elected member to its board of directors.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      COMSTOCK RESOURCES, INC.

Dated: May 12, 2004                   By: /s/ M. Jay Allison
                                          --------------------------------------
                                           M. Jay Allison
                                           President and Chief Executive Officer





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                                  EXHIBIT INDEX

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
Item Number                               Description
-----------                               -----------

   99.1 Press release dated May 11, 2004 regarding the Registrant's newly elected member to its board of directors.



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